                                                WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                VALUE PORTFOLIO

                                   QUARTERLY

                                     REPORT

                               DECEMBER 31, 1998

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one, five and ten year periods ended December 31, 1998, calculated in accordance with SEC standardized formulas.

                   VALUE OF      VALUE OF      VALUE OF
                    INITIAL     CUMULATIVE    CUMULATIVE     TOTAL       ANNUAL
                    $25,000    CAPITAL GAIN   REINVESTED    VALUE OF     RATE OF
  PERIOD ENDED    INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES      RETURN
----------------  -----------  -------------  -----------  ----------  -----------
May 9, 1986        $  25,000            --            --   $   25,000          --
Dec. 31, 1986         25,863            --            --       25,863         3.5%+
Dec. 31, 1987         24,253           264         1,205       25,722        -0.5
Dec. 31, 1988         27,430           299         2,223       29,952        16.5
Dec. 31, 1989         30,763         2,103         3,701       36,567        22.1
Dec. 31, 1990         28,040         2,112         4,500       34,652        -5.2
Dec. 31, 1991         33,940         3,811         6,475       44,226        27.6
Dec. 31, 1992         36,350         6,019         7,884       50,253        13.6
Dec. 31, 1993         42,010         9,114         9,199       60,323        20.0
Dec. 31, 1994         36,075        10,414         7,899       54,388        -9.8
Dec. 31, 1995         45,955        17,447        11,855       75,257        38.4
Dec. 31, 1996         51,478        24,054        13,792       89,324        18.7
Dec. 31, 1997         62,878        42,824        18,398      124,100        38.9
Dec. 31, 1998         72,675        65,163        22,181      160,019        28.9

The portfolio's average annual total return for the one, five and ten year periods ending December 31, 1998, was 28.9%, 21.5%, and 18.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $45,563, and the total amount of income distributions reinvested was $10,858. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 5/9/86 through 12/31/86

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      DECEMBER 31, 1998 - QUARTERLY REPORT

                                                                 January 1, 1999

Dear Fellow Shareholder:

      1998 was a great year for the Value Portfolio. Our total return (income plus appreciation, after expenses) was +28.9%. This compares favorably with the major market indices and our mutual fund peers (see table below), but more importantly, it does wonders for our shareholders' net worths.

      I am especially pleased with these returns since our portfolio included cash and short-term bond "reserves" ranging from 20-40% during the year. The high cash levels were a product of new cash flows into the fund, sales of fully valued stocks, and a shortage of great new investment ideas. We do not try to "time" the market, but we are more interested in ABSOLUTE value than RELATIVE value. That is, we would prefer to hold cash than to buy an over-valued stock just because it was LESS over-valued than others. (We would find small comfort in being down 20% just because others were down 30%.) Some would call this market timing, but we call it disciplined value investing.

      The table on page 2 shows annual performance of the fund since it was started, and the table below compares our performance to that of various market indices and the other mutual funds in our category (according to Lipper Analytical Services). All of the performance data assumes reinvestment of dividends (except Value Line and Russell for which dividend data are not available) and are calculated after deducting all expenses.

                                                               1 YEAR      5 YEARS     10 YEARS
                                                              ---------  -----------  -----------
VALUE PORTFOLIO                                                    28.9%       21.5%        18.2%
S&P 500 Index                                                      28.6        24.0         19.2
Dow Jones Industrial Average                                       18.1        22.3         18.8
Value Line Index                                                    5.8        15.3         14.2
Russell 2000                                                       -3.4        10.3         11.1
Average Growth and Income Fund                                     15.6        18.5         15.8

      Our portfolio continues to be concentrated in three types of businesses--cable television, cellular telephone, and financial services. This year, cable and cellular were unusually strong performers as takeover activity drew attention to the underlying business values. Financial stocks were very weak in the second half of the year and were a drag on performance for the year. For the most part, our portfolio has been concentrated outside of the mainstream of the stock market. This approach has worked for us over the years because our companies have done well and investor perceptions of them (and thus their valuations) have improved, but in any given year, our results are likely to be very different (for better or worse) from the rest of the market.

      Meanwhile, back IN the mainstream, some extreme divergences have developed. There is now a "two-tier" market, in which a few "star" companies (e.g. Microsoft, Intel, Cisco, Dell, AOL) have attracted (perhaps) more than their share of investment capital. These stocks have driven the S&P 500 to new highs, while the "average" stock has lagged. In 1998, the 10 largest companies (2% of the 500 stocks in the index) accounted for 50% of the S&P's 28.6% gain, and the 25 largest contributed 85% of the gain. The average New York Stock Exchange stock DECLINED BY 8% in 1998, and the Russell 2000 was down 3.4%.

      This stock market schizophrenia has unhealthy elements, such as the vulnerability of the "stars" to nasty declines that would cost investors (speculators?) billions, and might spread to other stocks. However, I believe there is some basis for celebration because many of the second tier of (neglected) stocks are much more reasonably priced, and a little market weakness could create some terrific bargains.

OUTLOOK FOR OUR PORTFOLIO

      As usual, I have no idea what "the market" or our stocks will do in the short-run. I have thought for some time that we, and investors in general, may have borrowed some returns from the future and that we should expect lower absolute returns than we have earned over the past 15 years. However, I like the companies we own, and I feel good about the long-term prospects for our portfolio.

- BANKS AND FINANCIALS

      The liquidity crisis that was triggered by economic problems in Asia, Russia, and the Wall Street hedge fund community did serious (and in some cases, permanent) damage to some financial companies, but created great opportunities for others. Some of our mortgage REIT's were forced to sell good assets at distress prices when their lenders threatened to withdraw credit lines. Their business values declined accordingly, but we believe they have good recovery potential. For example, Redwood Trust sells at $14, has a liquidation value over $19, and has earning power of well over $2 per share (all of which would be paid out in dividends). As Redwood's earnings recover, we believe the stock will move up substantially.

      We have been adding to our positions in several banks and thrifts, which are selling at very modest price/earnings levels. We are also buying some small thrifts which have recently converted from mutual to stock companies. These thrifts are generally over-capitalized (allowing for future stock buybacks and dividends) and sell at discounts to their book values. We do not expect spectacular gains from these stocks, but they offer a high probability of solid total returns over the years.

      Other financial companies such as Freddie Mac, Fannie Mae, Sallie Mae, American Express, Berkshire Hathaway, and Countrywide Credit are relatively fully-priced, but in moments of panic over liquidity or credit quality, such as last September-October, extreme volatility can give us great opportunities to add to our positions. Smaller companies are also subject to takeovers (e.g. Headlands by Greenpoint) and partnerships (e.g. New Century with USBancorp) which could boost our returns.

- REAL ESTATE

      Some real estate companies got carried away over the past few years and over-borrowed and over-paid for properties. After this year's liquidity crisis, financing for new projects disappeared, and some leveraged owners are being forced to sell properties at bargain prices. This has created opportunities for strong, well-financed companies such as Hilton and Forest City to expand their portfolios. Other opportunistic real estate investment trusts, such as Fortress, should also benefit.

      One specific real estate market, Las Vegas, is showing signs of temporary over-building, and the publicly-traded gambling stocks are very depressed. Hilton's gambling properties, which were spun out at year-end as Park Place Entertainment, are selling in the open market at about 1/2 of their takeover value. We believe the value is growing and will eventually be recognized.

- TELECOMMUNICATIONS

      Our cellular stocks were strong this year, as cellular service turned out to be more popular in rural areas than expected, and as competition in those areas developed more slowly than expected. Several of our companies received takeover bids (e.g. 360 Communications, Vanguard, and Centennial), and as this is written, AirTouch is in negotiations to be acquired. Of our remaining telecom holdings, Telephone and Data Systems and U.S.Cellular are particularly cheap.

- CABLE TELEVISION

      Last, but not least, a quarterly report on the Value Portfolio would not be complete without mention of the cable stocks. Telecommunications, Inc. is being taken over by AT&T, Century has put itself up for sale, and Comcast and others are selling at prices very close to takeover value. We really like these businesses, but their values have been recognized. We have been scaling back our holdings.

      All in all, 1998 was an interesting and profitable year for our fund. I would guess that 1999 will bring more surprises and volatility, and with luck, we will be able to take advantage of the opportunities.

SHAREHOLDER MEETING -- WEDNESDAY, MAY 26, 1999

      Please plan to join us at the Omaha Marriott Hotel at 4:30 p.m. on May 26. At this time, it appears that we will not need to have a formal business meeting, so we will be able to get right to a discussion of our investments and a question and answer period with the portfolio managers. In the meantime, if you have questions about your account, please feel free to call Client Services.

                                                       Best regards,

                                                       /S/ WALLACE R. WEITZ
                                                       Wallace R. Weitz
                                                       President

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                                YEAR 2000 UPDATE

       Wallace R. Weitz & Company ("Weitz"), investment adviser and administrator for the Weitz Funds has developed a plan to address whether its systems will operate correctly after December 31, 1999. The plan has been reviewed by Weitz's management and by the Board of Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. Weitz has assigned one employee to take the lead on Year 2000 issues and is also working with a consulting firm to assist in the remediation of hardware and software systems. Regular reports are made to the Board of Directors. Weitz has agreed to commit the resources necessary to address the Year 2000 issue.

       Weitz's local area network is comprised of a single file server and individual workstations with desktop machines, related peripherals and software developed by third parties. Such software is a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz has no internally developed or modified software applications. Due to the recent growth of the Weitz Funds, Weitz has replaced or expanded the majority of its network. These changes have all been effected with Year 2000 compliance issues in mind. Weitz has been in communication with critical third party service providers who have provided assurances to us that they are either Year 2000 compliant or are in the final stages of testing. As Weitz investigates certain possible changes in third party service providers, we intend to make Year 2000 inquiries and obtain assurances about the Year 2000 readiness of such providers.

       With respect to the companies in which the Weitz Funds invest, Weitz intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the funds have a significant investment. In addition, Weitz receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. Such information is reviewed as it becomes available. Weitz and the Weitz Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance of this.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998
                                  (UNAUDITED)

   SHARES
  OR UNITS                                                                             COST             VALUE
------------                                                                      ---------------  ---------------
              COMMON STOCKS -- 63.0%
              AUTO SERVICES -- 0.3%
     290,000  Insurance Auto Auctions, Inc.*                                      $     3,240,125  $     3,443,750
                                                                                  ---------------  ---------------
              BANKING -- 3.8%
     140,300  Astoria Financial Corp.                                                   5,230,247        6,418,725
     465,470  Commercial Federal Corp.                                                 10,797,798       10,793,086
     150,000  Community Savings Bankshares, Inc.                                        1,568,745        1,612,500
     777,800  Golden State Bancorp, Inc.*                                              15,714,516       12,930,925
     132,300  Local Financial Corp.*                                                    1,091,475        1,190,700
     200,000  Virginia Capital Bancshares, Inc.                                         2,569,843        2,700,000
     269,000  Washington Mutual, Inc.                                                   9,543,347       10,272,437
                                                                                  ---------------  ---------------
                                                                                       46,515,971       45,918,373
                                                                                  ---------------  ---------------
              CABLE TELEVISION -- 8.2%
     205,500  Adelphia Communications Corp. CL A*                                       1,414,656        9,401,625
   1,349,000  Century Communications Corp. CL A*                                        7,990,357       42,788,661
     187,000  Comcast Corp. Special CL A                                                2,102,559       10,974,563
     295,000  MediaOne Group, Inc.*                                                     6,009,023       13,865,000
     394,400  Tele-Communications, Inc. CL A*                                           6,372,921       21,815,250
                                                                                  ---------------  ---------------
                                                                                       23,889,516       98,845,099
                                                                                  ---------------  ---------------
              CONSUMER PRODUCTS AND SERVICES -- 0.9%
      81,000  American Classic Voyages Co.*                                               806,925        1,427,625
     361,900  Lab Holdings, Inc.                                                        7,771,669        6,333,250
       4,000  LabOne, Inc.                                                                 46,452           52,000
       4,875  Lady Baltimore Foods, Inc.                                                  227,781          277,875
     270,000  Protection One, Inc.                                                        463,074        2,311,875
                                                                                  ---------------  ---------------
                                                                                        9,315,901       10,402,625
                                                                                  ---------------  ---------------
              FEDERAL AGENCIES -- 4.6%
      75,000  Fannie Mae                                                                1,270,544        5,550,000
      90,000  Freddie Mac                                                                 385,147        5,799,375
     915,000  SLM Holding Corp.                                                        26,520,073       43,920,000
                                                                                  ---------------  ---------------
                                                                                       28,175,764       55,269,375
                                                                                  ---------------  ---------------
              FINANCIAL SERVICES -- 5.8%
     575,000  Allied Capital Corp.                                                      9,720,937        9,954,687
      70,000  American Express Co.                                                      2,031,996        7,157,500
         120  Berkshire Hathaway, Inc. CL A*                                            2,626,850        8,400,000
   2,835,500  Imperial Credit Industries, Inc.*                                        37,083,542       23,747,313
      30,000  PS Group, Inc.*                                                             207,625          352,500
     717,300  United Asset Management Corp.                                            18,047,823       18,649,800
     378,000  United Panam Financial Corp.*                                             3,423,206        1,582,875
                                                                                  ---------------  ---------------
                                                                                       73,141,979       69,844,675
                                                                                  ---------------  ---------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                             COST             VALUE
------------                                                                      ---------------  ---------------
              INFORMATION AND DATA PROCESSING -- 0.4%
      18,490  BRC Holdings, Inc.*                                                 $       161,306  $       346,687
     128,300  Data Transmission Network Corp.*                                          3,476,583        3,704,663
     180,000  Intelligent Systems Corp.*                                                  380,869          303,750
                                                                                  ---------------  ---------------
                                                                                        4,018,758        4,355,100
                                                                                  ---------------  ---------------
              LODGING AND GAMING -- 3.3%
   1,950,000  Hilton Hotels Corp.                                                      35,561,696       37,293,750
     278,500  Park Place Entertainment Corp.*                                           1,702,946        1,775,438
                                                                                  ---------------  ---------------
                                                                                       37,264,642       39,069,188
                                                                                  ---------------  ---------------
              MEDIA AND ENTERTAINMENT -- 8.4%
      50,537  Chris-Craft Industries, Inc.*                                             2,232,856        2,435,252
      57,200  Daily Journal Corp.*                                                      1,254,216        2,180,750
     300,000  Gabelli Global Multimedia Trust, Inc.                                     2,071,150        3,281,250
     515,000  Tele-Communications Liberty Media CL A*                                   6,755,834       23,722,187
   1,035,000  Tele-Communications TCI Ventures Group A*                                14,996,027       24,387,188
     863,200  Valassis Communications, Inc.*                                           24,491,367       44,562,700
                                                                                  ---------------  ---------------
                                                                                       51,801,450      100,569,327
                                                                                  ---------------  ---------------
              MORTGAGE BANKING -- 5.3%
     470,000  Countrywide Credit Industries, Inc.                                      12,432,040       23,588,125
     571,500  Franchise Mortgage Acceptance Co.*                                        5,380,083        4,429,125
      80,000  Headlands Mortgage Co.*                                                     600,000        1,675,000
     334,000  New Century Financial Corp.*                                              3,295,250        4,467,250
   1,678,600  Resource Bancshares Mtg. Grp., Inc.                                      23,711,294       27,801,813
     188,999  WMF Group, Limited*                                                       1,749,555        1,133,994
                                                                                  ---------------  ---------------
                                                                                       47,168,222       63,095,307
                                                                                  ---------------  ---------------
              REAL ESTATE AND CONSTRUCTION -- 0.9%
     419,400  Catellus Development Corp.*                                               4,822,726        6,002,663
     180,000  Forest City Enterprises, Inc. CL A                                        2,159,453        4,725,000
      30,000  Syntroleum Corp.*                                                            95,750          185,625
                                                                                  ---------------  ---------------
                                                                                        7,077,929       10,913,288
                                                                                  ---------------  ---------------
              REAL ESTATE INVESTMENT TRUSTS -- 6.2%
     935,000  Capital Automotive REIT                                                  12,811,400       13,908,125
     915,500  Dynex Capital, Inc.                                                       8,333,225        4,234,188
   1,287,980  Fortress Investment Corp.                                                24,936,070       21,895,660
     301,300  Hanover Capital Mortgage Holdings, Inc.                                   3,204,798        1,318,188
      72,000  Healthcare Financial Partners Units**                                     7,200,000        7,200,000
     465,000  IMPAC Mortgage Holdings, Inc.                                             6,606,364        2,121,562
     366,200  Imperial Credit Commercial Mtg. Inv. Corp.                                4,201,010        3,433,125
     475,000  NovaStar Financial, Inc.                                                  7,282,611        2,939,062
   1,198,117  Redwood Trust, Inc.                                                      28,274,791       16,773,638
                                                                                  ---------------  ---------------
                                                                                      102,850,269       73,823,548
                                                                                  ---------------  ---------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                             COST             VALUE
------------                                                                      ---------------  ---------------
              TELECOMMUNICATIONS -- 14.9%
      90,000  Airtouch Communications, Inc.*                                      $     2,453,614  $     6,491,250
     236,800  Alltel Corp.                                                              5,730,786       14,163,600
     580,900  Cellular Communications of Puerto Rico*                                   5,785,764       10,746,650
   1,291,300  Centennial Cellular Corp. CL A*                                          28,846,783       52,943,300
     532,000  Corecomm, Limited*                                                        5,464,525        8,379,000
   1,388,800  Telephone and Data Systems, Inc.                                         55,899,076       62,409,200
     624,400  United States Cellular Corp.*                                            19,284,288       23,727,200
                                                                                  ---------------  ---------------
                                                                                      123,464,836      178,860,200
                                                                                  ---------------  ---------------
                      Total Common Stocks                                             557,925,362      754,409,855
                                                                                  ---------------  ---------------
              WARRANTS -- 0.0%
     338,100  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00                        42,263           42,263
     350,000  Novastar Financial, Inc., Expiring 2/03/01                                  175,000           21,875
                                                                                  ---------------  ---------------
                      Total Warrants                                                      217,263           64,138
                                                                                  ---------------  ---------------
              NON-CONVERTIBLE PREFERRED STOCKS -- 0.2%
      10,000  Community Bank Pasadena CA 13% Pfd. Series B                                257,550          271,250
      15,000  Crown American Realty Trust 11% Pfd. Series A                               750,000          733,125
      30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                      645,000          750,000
      34,000  RB Asset, Inc. 15.0% Pfd. Series A                                          845,750          510,000
                                                                                  ---------------  ---------------
                      Total Non-Convertible Preferred Stocks                            2,498,300        2,264,375
                                                                                  ---------------  ---------------

    FACE
   AMOUNT
------------
              CORPORATE BONDS -- 0.7%
$    500,000  Salomon, Inc. Notes 7.125% 8/01/99                                          500,000          504,721
   4,500,000  USA Networks, Inc. 7.0% 7/01/03                                           4,406,663        4,483,125
     750,000  Local Financial Corp. 11.0% 9/08/04                                         750,000          761,250
   1,000,000  Dime Savings 10.5% 11/15/05                                               1,046,095        1,055,000
   2,000,000  Harcourt General 6.5% 5/15/11                                             1,941,062        1,910,000
                                                                                  ---------------  ---------------
                      Total Corporate Bonds                                             8,643,820        8,714,096
                                                                                  ---------------  ---------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 3.8%
  15,000,000  U.S. Treasury Note 5.5% 3/31/00                                          14,983,906       15,154,695
   4,750,000  Fannie Mae 6.625% 7/12/00                                                 4,750,349        4,863,919
  13,000,000  Federal Home Loan Bank 5.5% 7/14/00                                      12,977,990       13,100,139
   2,500,000  Fannie Mae 7.55% 6/10/04                                                  2,499,660        2,526,842
   3,000,000  Federal Home Loan Bank 6.04% 9/08/05                                      3,000,000        3,014,427
   1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                     1,001,089        1,070,258
   6,000,000  Fannie Mae 6.56% 11/26/07                                                 6,000,000        6,204,924
                                                                                  ---------------  ---------------
                      Total U.S. Government and Agency Securities                      45,212,994       45,935,204
                                                                                  ---------------  ---------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    FACE
   AMOUNT                                                                              COST             VALUE
------------                                                                      ---------------  ---------------
               SHORT-TERM SECURITIES -- 32.4%
$ 103,317,793  Norwest U.S. Government Money Market Fund                         $   103,317,793  $   103,317,793
   20,000,000  Federal Farm Credit Bank 5.54% 1/04/99                                 20,000,000       20,000,000
    9,000,000  Federal Farm Credit Bank Discount Note 1/07/99                          8,992,005        8,996,184
   12,995,000  U.S. Treasury Bill 1/07/99                                             12,984,675       12,991,504
    9,750,000  U. S. Treasury Bill 1/14/99                                             9,733,280        9,740,679
   15,000,000  Fannie Mae Discount Note 1/14/99                                       14,970,966       14,978,790
   23,600,000  Federal Home Loan Bank Discount Note 1/15/99                           23,554,111       23,563,302
   25,000,000  Freddie Mac Discount Note 1/29/99                                      24,905,305       24,911,625
   20,000,000  Fannie Mae Discount Note 2/05/99                                       19,902,389       19,909,860
   25,000,000  Freddie Mac Discount Note 2/12/99                                      24,852,417       24,862,700
   13,000,000  Federal Home Loan Bank Discount Note 2/19/99                           12,912,236       12,915,786
    7,000,000  Federal Home Loan Bank Discount Note 2/24/99                            6,947,500        6,949,726
   30,000,000  Freddie Mac Discount Note 2/26/99                                      29,766,200       29,776,080
   19,000,000  Federal Home Loan Bank Discount Note 3/12/99                           18,817,864       18,820,716
   35,000,000  U. S. Treasury Bill 4/15/99                                            34,562,189       34,598,375
   21,475,000  Federal Farm Credit Bank Discount Note 4/19/99                         21,176,650       21,163,698
                                                                                 ---------------  ---------------
                       Total Short-Term Securities                                   387,395,580      387,496,818
                                                                                 ---------------  ---------------
                       Total Investments in Securities                           $ 1,001,893,319    1,198,884,486
                                                                                 ---------------  ---------------
                                                                                 ---------------
               Covered Call Options Written at Market Value -- (0.1%)                                  (1,549,156)
               Securities Sold Short -- (1.4%)                                                        (16,931,250)
               Other Assets Less Liabilities -- 1.4%                                                   16,239,977
                                                                                                  ---------------
                       Total Net Assets -- 100%                                                   $ 1,196,644,057
                                                                                                  ---------------
                                                                                                  ---------------
                       Net Asset Value Per Share                                                  $        29.070
                                                                                                  ---------------
                                                                                                  ---------------

   SHARES
     OR
    UNITS                                                                           PROCEEDS           VALUE
-------------                                                                    ---------------  ---------------
               SECURITIES SOLD SHORT
      225,500  AT&T Corp.                                                        $    13,856,457  $    16,931,250
                                                                                 ---------------  ---------------
                                                                                 ---------------  ---------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

                                                                                   EXPIRATION
   NO. OF                                                                          DATE/STRIKE
  CONTRACTS                                                                           PRICE            VALUE
-------------                                                                    ---------------  ---------------
               COVERED CALL OPTIONS WRITTEN AT MARKET VALUE
          200  American Express Co.                                              Apr. 1999/100    $      (198,750)
           70  Century Communications Corp. CL A                                 Feb. 1999/30             (28,875)
          375  Century Communications Corp. CL A                                 May 1999/35             (147,656)
          325  Comcast Corp. Special CL A                                        July 1999/60            (215,312)
          700  Countrywide Credit Industries, Inc.                               Apr. 1999/50            (315,000)
          700  Valassis Communications, Inc.                                     Apr. 1999/45            (608,125)
           70  Valassis Communications, Inc.                                     Apr. 1999/50             (35,438)
                                                                                 ---------------  ---------------
                   Total call options written (premiums received $1,287,399)                      $    (1,549,156)
                                                                                                  ---------------
                                                                                                  ---------------

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.